EXHIBIT 10.13

The CORPORATEplan for Retirement SM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity. An Adopting Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Adopting Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under the Employee Retirement Income Security Act with respect to the Employer’s particular situation. Fidelity Management Trust Company, its affiliates and employees cannot provide you with legal advice in connection with the execution of this document. This document should be reviewed by the Employer’s attorney prior to execution.

ADOPTION AGREEMENT

ARTICLE 1

1.01            PLAN INFORMATION

(a)	Name of Plan:

This is the Chicago Board Options Exchange Deferred Compensation Plan for Officers (the “Plan”).

(b)	Name of Plan Administrator, if not the Employer:

Address:

Phone Number:

The Plan Administrator is the agent for service of legal process for the Plan.

(c)	Plan Year End is December 31.

(d)	Plan Status (check one):

	(1) ☒	Effective Date of new Plan: 2/16/2005

	(2) ☐	Amendment Effective Date:

The original effective date of the Plan:

1.02                           EMPLOYER

(a) The Employer is:	Chicago Board Options Exchange, Inc.

Address:	400 South LaSalle Street 5th Floor
Chicago, IL 60605
Contact’s Name:	Deborah Woods
Telephone Number:	312-786-7177

(1)	Employer’s Tax Identification Number: 36-2730838
(2)	Business form of Employer (check one):

(A) ☒	Corporation (Other than a Subchapter S corporation)

(B) ☐	Other (e.g., Subchapter S corporation, partnership, sole proprietor)

(3)	Employer’s fiscal year end: 12/31

(b)                                 The term “Employer” includes the following Related Employer(s)
(as defined in Section 2.01(a)(24)):

1.03                        COVERAGE

(a)                                 The following Employees are eligible to participate in the Plan:

(1)                                  ☐                                    Only those Employees listed in Attachment A will be eligible to participate in the Plan.

(2)                                  ☒                                  Only those Employees in the eligible class described below will be eligible to participate in the Plan:

Only Officers of the Employer are eligible to participate in the Plan. Individuals performing officer type services on a consulting, contract or other self-employed basis, shall not be eligible to participate.

(3)                                  ☐                                    Only those Employees described in the Board of Directors Resolutions attached hereto and hereby made a part hereof will be eligible to participate in the Plan.

(b)                                 The Entry Date(s) shall be (check one):

(1)                                  ☐                                    each January 1.

(2)                                  ☐                                    each January 1 and each July l.

(3)                                  ☐                                    each January 1 and each April 1, July 1 and October 1.

(4)                                  ☒                                  the first day of each month.

(5)                                  ☐                                    immediate upon meeting the eligibility requirements specified in Subsection 1.03(a).

1.04                        COMPENSATION

For purposes of determining Contributions under the Plan, Compensation shall be as defined (check (a) or (b) below, as appropriate):

(a)         ☒          in Section 2.01(a)(8),(check (1) or (2) below, if and as appropriate)):

(1)                                  ☐                                    but excluding (check the appropriate box(es)):

(A)                              ☐                                    Overtime Pay.

(B)                                ☐                                    Bonuses.

(C)                                ☐                                    Commissions.

(D)                               ☐                                    The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

(E)                                 ☐                                    The following:

(2)                                  ☒                                  except as otherwise provided below:

For purposes of determining contributions under the Plan, Compensation shall include base compensation and bonuses. Compensation shall specifically exclude amounts contributed by the Employer under the Senior Executive Cafeteria Plan.

(b)                                 ☐                                    in the                 Plan maintained by the Employer to the extent it is in excess of the limit imposed under Code Section 401(a)(17).

1.05                        CONTRIBUTIONS

(a)                                 Employee contributions (Complete all that apply)

(1)                                  ☒                                  Deferral Contributions. The Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the calendar year (or portion of the calendar year) in question, not to exceed 20% of Compensation, exclusive of any Bonus.

(2)                                  ☒                                  Bonus Contributions. The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions of any percentage of Employer paid cash Bonuses, up to 100% of such Bonuses. (The Compensation definition elected by the Employer in Section 1.04 must include Bonuses if Bonus contributions are permitted.)

(b)                                 ☐                                    Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable.)

(1)                                  ☐                                    The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant’s Deferral Contributions during the Plan Year (check one):

(A)                              ☐                                    50%

(B)                                ☐                                    100%

(C)                                ☐                                          %

(D)                               ☐                                    (Tiered Match)                % of the first                % of the Participant’s Compensation contributed to the Plan.

(E)                                 ☐                                    The percentage declared for the year, if any, by a Board of Directors’ resolution.

(F)                                 ☐                                    Other:

(2)                                  ☐                                    Matching Contribution Offset. For each Participant who has made 401(k) Deferrals at least equal to the maximum under Code Section 402(g) or, if less, the maximum permitted under the Qualified Plan, the Employer shall make a Matching Contribution for the calendar year equal to (A) minus (B) below:

(A)                              The 401(m) Match that the Participant would have received under the Qualified Plan for such calendar year on the sum of the Participant’s Deferral Contributions and the Participant’s 401(k) Deferrals if no limits otherwise imposed by tax law applied to 401(m) Match and deeming the Participant’s Deferral Contributions to be 401(k) Deferrals.

(B)                                The 401(m) Match actually allocated to such Participant under the Qualified Plan for the calendar year.

For purposes of this Section 1.05(b): “Qualified Plan” means the Plan; “401 (k) Deferrals” means contributions under the Qualified Plan’s cash or deferred arrangement as defined in Code Section 401(k); and “401 (m) Match” means a matching contribution as defined in Code Section 401(m).

(3)                                  ☐                                    Matching Contribution Limits (check the appropriate box(es)):

(A)                              ☐                                    Deferral Contributions in excess of         % of the Participant’s Compensation for the period in question shall not be considered for Matching Contributions.

Note:                   If the Employer elects a percentage limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each period.

(B)                                ☐                                    Matching Contributions for each Participant for each Plan Year shall be limited to $

(4)                                  Eligibility Requirement(s) for Matching Contributions. A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(a) shall be entitled to Matching Contributions for that Plan

Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

(A)                              ☐                                    Is employed by the Employer on the last day of the Plan Year.

(B)                                ☐                                    Earns at least 500 Hours of Service during the Plan Year.

(C)                                ☐                                    Earns at least 1,000 Hours of Service during the Plan Year.

(D)                               ☐                                    Other:

(E)                                 ☐                                    No requirements.

Note:                   If option (A), (B) or (C) above is selected, then Matching Contributions can only be made by the Employer after the Plan Year ends. Any Matching Contribution made before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(b)(3)).

(c)                                  Employer Contributions

(1)                                  ☒                                  Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Participant in an amount determined as described below (check at least one):

(A)                              ☐                                    In an amount equal to           % of each Participant’s Compensation each Plan Year.

(B)                                ☐                                    In an amount determined and allocated as described below:

(C)                                ☐                                    In an amount equal to (check at least one):

(i.)                                  ☐                                    Any profit sharing contribution that the Employer would have made on behalf of the Participant under the following qualified defined contribution plan but for the limitations imposed by Code Section 401(a)(17):

(ii.)                               ☐                                    Any contribution described in Code Section 401(m) that the Employer would have made on behalf of the Participant under the following qualified defined contribution plan but for the limitations imposed by Code Section 401(a)(17):

(2)                                  ☐                                    Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Participants in any amount, as determined by the Employer in its sole discretion from time to time, which amount may be zero.

(3)                                  Eligibility Requirement(s) for Employer Contributions. A Participant shall only be entitled to Employer Contributions under Section 1.05(c)(1) for a Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

(A)                              ☐                                    Is employed by the Employer on the last day of the Plan Year.

(B)                                ☐                                    Earns at least 500 Hours of Service during the Plan Year.

(C)                                ☐                                    Earns at least 1,000 Hours of Service during the Plan Year.

(D)                               ☐                                    Other:

(E)                                 ☐                                    No requirements.

1.06                        DISTRIBUTION DATES

Distribution from a Participant’s Account pursuant to Section 8.02 shall begin upon the following date(s) (check either (a) or (b); check (c), if desired):

(a)                                 ☐                                    Non-Class Year Accounting (complete (1) and (2)).

(1)                                  The earliest of termination of employment with the Employer (see Plan Section 7.03) and the following event(s) (check appropriate box(es); if none selected, all distributions will be upon termination of employment):

(A)                              ☐                                    Attainment of Normal Retirement Age (as defined in Section 1.07(f)).

(B)                                ☐                                    Attainment of Early Retirement Age (as defined in Section 1.07(g)).

(C)                                ☐                                    The date on whichthe Participant becomes disabled (as defined in Section 1.07(h)).

(2)                                  Timing of distribution (check either (A) or (B)).

(A)                              ☐                                    The distribution of the Participant’s Account will be begin in the month following the event described in (a)(1) above, however, if the event is termination of employment, then such distribution will begin as soon as practicable on or after the 1st day of the seventh calendar month following such separation if the Participant was a Key Employee.

(B)                                ☐                                    The distribution of the Participant’s Account will begin as soon as administratively feasible in the calendar year following distribution event described in (a)(1) above, provided however, that if the event is termination of employment, in no event will such distribution begin earlier than the 1st day of the seventh calendar month following such separation if the Participant was a Key Employee.

(b)                                 ☒                                  Class Year Accounting (complete (1) and (2)).

(1)                                  Upon (check at least one; (A) must be selected if plan has contributions pursuant to section 1.05(b) or (c)):

(A)                              ☒                                  Termination of employment with the Employer (see Plan Section 7.03);provided however, that if the event is termination of employment, in no event will such distribution begin earlier than the 1st day of the seventh calendar month following such separation if the Participant was a Key Employee.

(B)                                ☒                                  The date elected by the Participant, pursuant to Plan Section 8.02, and subject to the restrictions imposed in Plan Section 8.02 with respect to future Deferral Contributions, inwhich event such date of distribution must be at least one year after the date such Deferral Contribution would have been paid to the Participant in cash in the absence of the election to make the Deferral Contribution.

(2)                                  Timing of distribution subject to Subsection (b)(1)(A) above (check either (A) or (B)).

(A)                              ☒                                  The Distribution of the Participant’s Account will begin 411 (specify month and day) following the event described in (b)(1)(B) above.

(B)                                ☐                                    The Distribution of the Participant’s Account will begin 4/1 (specify month and day) of the calendar year following the event described in (b)(l) above.

(c)                                  ☒                                  Upon a Change of Control in accordance with Plan Section 7.08.

Note: Internal Revenue Code Section 280G could impose certain, adverse tax consequences on both Participants and the Employer as a result of the application of this Section 1.06(c). The Employer should consult with its attorney prior to electing to apply Section 1.06(c).

1.07                        VESTING SCHEDULE

(a)                                 The Participant’s vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the schedule(s) selected below.

(1)                                  ☒                                  N/A - No Matching Contributions

(2)                                  ☐                                    100% Vesting immediately

(3)                                  ☐                                    3 year cliff (see C below)

(4)                                  ☐                                    5 year cliff (see D below)

(5)                                  ☐                                    6 year graduated (see E below)

(6)                                  ☐                                    7 year graduated (see F below)

(7)                                  ☐                                    G below

(8)                                  ☐                                    Other (Attachment “B”)

Years of
Service for	Vesting Schedule
Vesting	C	D	E	F	G
0	0%	0%	0%	0%
1	0%	0%	0%	0%
2	0%	0%	20%	0%
3	100%	0%	40%	20%
4	100%	0%	60%	40%
5	100%	100%	80%	60%
6	100%	100%	100%	80%
7	100%	100%	100%	100%	100%

(b)                                 The Participant’s vested percentage in Employer Contributions elected in Section 1.05(c) shall be based upon the schedule(s) selected below.

(1)                                  ☒                                  N/A - No Employer Contributions

(2)                                  ☐                                    100% Vesting immediately

(3)                                  ☐                                    3 year cliff (see C below)

(4)                                  ☐                                    5 year cliff (see D below)

(5)                                  ☐                                    6 year graduated (see E below)

(6)                                  ☐                                    7 year graduated (see F below)

(7)                                  ☐                                    G below

(8)                                  ☐                                    Other (Attachment “B”)

Years of
Service for	Vesting Schedule
Vesting	C	D	E	F	G
0	0%	0%	0%	0%
1	0%	0%	0%	0%
2	0%	0%	20%	0%
3	100%	0%	40%	20%
4	100%	0%	60%	40%
5	100%	100%	80%	60%
6	100%	100%	100%	80%
7	100%	100%	100%	100%	100%

(c)          ☐            Years of Service for Vesting shall exclude (check one):

(1)                                  ☐                                    for new plans, service prior to the Effective Date as defined in Section 1.01(d)(1).

(2)                                  ☐                                    for existing plansconverting from another plan document, service prior to the original Effective Date as defined in Section 1.01(d)(2).

(d)                                 ☐                                    A Participant will forfeit his Matching Contributions and Employer Contributions upon the occurrence of the following event (s):

(e)                                  A Participant will be 100% vested in his Matching Contributions and Employer Contributions upon (check the appropriate box(es), if any; if 1.06(c) is selected, Participants will automatically vest upon Change of Control as defined in Section 1.12):

(1)                                  ☐                                    Normal Retirement Age (as defined in Section 1.07(f)).

(2)                                  ☐                                    Early Retirement Age (as defined in Section 1.07(g)).

(3)                                  ☐                                    Death.

(4)                                  ☐                                    The date on which the Participant becomes disabled, as determined under Section 1.07(h) of the Plan.

(f)            ☐            Normal Retirement Age under the Plan is (check one):

(1)                                  ☐                                    age 65.

(2)                                  ☐                                    age            (specify from 55 through 64).

(3)                                  ☐                                    the later of age            (cannot exceed 65) or the fifth anniversary of the Participant’s Commencement Date.

If no box is checked in this Section 1.07(f), then Normal Retirement Age is 65.

(g)         ☐            Early Retirement Age is the first day of the month after the Participant attains age      (specify 55 or greater) and completes            Years of Service for Vesting.

(h)         ☐            A Participant is considered disabled when that Participant (check one).

(1)                                  ☐                                    is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(2)                                  ☐                                    is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

1.08                        PREDECESSOR EMPLOYER SERVICE

☐                                    Service for purposes of vesting in Section 1.07(a) and (b) shall include service with the following employer(s):

1.09                        UNFORESEEABLE EMERGENCY WITHDRAWALS

Participant withdrawals for unforeseeable emergency prior to termination of employment (check one):

(a)         ☒          will be allowed in accordance with Section 7.07, subject to a $ 1,000 minimum amount. (Must be at least $1,000)

(b)         ☐            will not be allowed.

1.10                        DISTRIBUTIONS

Subject to Articles 7 and 8 distributions under the Plan are always available as a lump sum. Check below to allow distributions in installment payments:

☒                                  under a systematic withdrawal plan (installments) not to exceed 10 years which (check one if box for this Section is selected):

(a)         ☐            will not be accelerated, regardless of the Participant’s Account balance.

(b)         ☒          will be accelerated to a lump sum distribution in accordance with Section 8.03.

1.11                        INVESTMENT DECISIONS

(a)         Investment Directions

Investments in which the Accounts of Participants shall be treated as invested and reinvested shall be directed (check one):

(1)                                  ☐                                    by the Employer among the options listed in (b) below.

(2)                                  ☒                                  by each Participant among the options listed in (b) below.

(3)                                  ☐                                    in accordance with investment directions provided by each Participant for all contribution sources in a Participant’s Account except the following sources shall be invested as directed by the Employer (check (A) and/or (B)):

(A)                              ☐                                    Nonelective Employer Contributions

(B)                                ☐                                    Matching Employer Contributions

The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement.

(b)         Plan Investment Options

Participant Accounts will be treated as invested among the Investment Funds listed in the Service Agreement from time to time pursuant to Participant and/or Employer directions, as applicable.

Note:             The method and frequency for change of investments will be determined under the rules applicable to the selected funds. Information will be provided regarding expenses, if any, for changes in investment options.

1.12                        RELIANCE ON PLAN

An adopting Employer may not rely solely on this Plan to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees” with respect to the Employer’s particular situation. This Agreement must be reviewed by the Employer’s attorney before it is executed.

This Adoption Agreement may be used only in conjunction with the CORPORATEplan for Retirement Executive Plan Basic Plan Document.

EXECUTION PAGE
(Employer’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 17th day of February, 2005.

Employer	Chicago Board Options Exchange

By	/s/ Alan J. Dean

Title	Executive V.P. Finance & CFO

Employer

By

Title

Attachment A

Pursuant to Section 1.03(a), the following are the Employees who are eligible to participate in the Plan:

Employer

By

Title

Date

Note:                   The Employer must revise Attachment A to add Employees as they become eligible or delete Employees who are no longer eligible. Attachment A should be signed and dated every time a change is made.

Attachment B

(a)               ☐The Participant’s vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the following schedule:

(b)                                 ☐The Participant’s vested percentage in Employer Contributions elected in Section 1.05(c) shall be based upon the following schedule:

The CORPORATEplan for RetirementSM
EXECUTIVE Plan

Service Agreement

IMPORTANT NOTE

The CPR Executive Plan has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity. An Adopting Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Adopting Employer may not rely on the CPR Executive Plan documents to ensure any particular tax consequences or to ensure that the Plan is “unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees” under the Employee Retirement Income Security Act with respect to the Employer’s particular situation. Fidelity Management Trust Company, its affiliates and employees cannot provide you with legal advice in connection with the execution of any of the CPR Executive Plan documents. The CPR Executive Plan document should be reviewed by the Employer’s attorney prior to execution.

The CORPORATEplan for RETIREMENTSM
Executive Plan Service Agreement

EXECUTIVE PLAN

This Agreement is between Fidelity Management Trust Company (“Fidelity”) and Chicago Board Options Exchange, Inc. (the “Employer”), who maintains the Plan designated below.

Plan Name:	Chicago Board Options Exchange Deferred Compensation Plan for Officers

Implementation Type:	Start Up Plan

Effective Date:	02/27/2005

Implementation Date:	02/27/2005

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ARTICLE I. Basic Services And Fees

A.            Implementation Services

Set Up Fee:	Fee Waived

Includes:

•                                          Model plan document and trust agreement for review by Employer’s legal counsel.

•                                          Camera-ready copy of all relevant Administrative Forms

•                                          Employee Communication Materials

•                                          Fidelity Plan Sponsor WebStation (PSW) Workbench Software and Reference Manual

•                                          Implementation Conference Call. Issues covered include data transmission, contribution processing cycles, plan administrative needs, plan profile, project timetables, and resource coordination.

•                                          Preparation of Participant and plan records for the Fidelity Participant Recordkeeping System (FPRS).

•                                          Reconciliation of all contribution data.

Conversion Fee:	Fee Waived

Includes:

•                                          Review of prior plan document and comparison to CPR document

•                                          Reconciliation of Participant records and Plan assets

•                                          Verification report for all records received by Fidelity via electronic file (e.g., Participant indicative, balances)

•                                          Implementation conference call with consultation provided on the following:

•                                          Conversion method

•                                          Data transmission methods

•                                          Asset transfer process

•                                          Coordination with prior trustee or custodian for transfer of assets

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B.            Administrative Services

Annual fee:	Fee Waived

Includes:

Plan Administrator Services:

•                                          Contribution processing as provided in Appendix C

•                                          Employer access to PSW, includes up to 2 User Identification Numbers

•                                          Daily valuation

•                                          Investment exchanges of existing Participant account balances

•                                          Investment direction of future contributions

•                                          Monthly Trial Balance Report

•                                          Distribution processing as provided in Appendix D

•                                          Quarterly Administrative Report**

•                                          Annual Plan-Year End Summary Reporting Package (cash basis).

•                                          Custody of plan assets held in trust at Fidelity.

Participant Services:

•                                          Participants’ Quarterly Statements as provided in Appendix B**

•                                          Internet access (via NetBenefits) to account balance and fund price information

•                                          Maintenance of individual account records for each Participant.

•                                          Telephone access to account balance and fund price information

•                                          Investment exchanges of existing Participant account balances

•                                          Investment direction of future contributions

**The Quarterly Administrative Report and Quarterly Statements will be generated based on:

January 31, April 30, July 31, and October 31 cycle.

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ARTICLE II. Terms And Conditions

The Implementation, Administrative and Trustee Services on the preceding pages are contingent upon the following terns:

1.                                      Required Documentation: This Service Agreement may only be used in conjunction with the CORPORATEplan for Retirement Executive Plan (“CPR Executive”) and Trust Agreement (“Trust Agreement”) provided by Fidelity. Fidelity’s provision of Administrative and trustee services under this Service Agreement shall be conditioned on the Employer delivering to the Trustee a copy of the executed CPR Executive Adoption Agreement and any amendments as soon as administratively feasible following the Plan’s or the amendment’s adoption.

2.                                      Data Submission: The Employer or Plan Administrator will provide Fidelity on a timely basis with accurate and complete data via PSW. As of the Implementation Date, the Employer or Plan Administrator must send Fidelity the following required data for each new or existing Participant: name, address, employment dates, employment status, status under the Plan as a Key Employee (if applicable), and initial investment elections. After the Implementation Date, the Employer or Plan Administrator may only send Fidelity the aforementioned information for a new Participant or changes to the name, address, employment dates, employment status, or status as a Key Employee for an existing Participant. The inclusion of an Employee in the information submitted to Fidelity shall constitute notice to Fidelity that such Employee has been made a participant in the Plan pursuant to Section 1.03 of the CPR Executive Adoption Agreement. Investment election changes may only be made as provided in this Article II, Section Four. Fidelity will not be responsible for any losses and/or expenses that arise due to the submission of incorrect or incomplete data, or data transmitted to Fidelity in an improper format.

3.                                      Services: Fidelity will have the responsibility to perform only the services set forth in Articles I and II and Appendices A through E of this Agreement, effective as of the Implementation Date. All other functions, including distributions to plan participants and any and all required tax reporting or withholding, except to the extent Fidelity has approved performing a distribution service as described in Appendix D, shall be the responsibility of the Employer and the Plan Administrator.

4.                                      Participant Investment Direction: If the Employer has selected participant direction for the treatment of the investment and reinvestment of contributions in the CPR Executive Adoption Agreement, the Trustee is directed to invest and reinvest such funds in a manner which corresponds directly to elections made by Participants. Each Participant in the Plan shall submit his/her initial investment elections to the Employer or Plan Administrator. These elections will then be submitted to Fidelity by the Employer or Plan Administrator in accordance with the terms set forth in Section One. Thereafter, all subsequent investment elections for existing Participants may only be directed in accordance with this Section Four. Fidelity will not be responsible for any losses and/or expenses that arise for clients who provide changes for existing Participant investment elections via PSW.

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After his/her initial investment election, each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and investment of future contributions among the Permissible Investments as provided in, and subject to the provisions of, Appendix A to this Agreement through the use of Fidelity’s telephone exchange system or an internet or other electronically based exchange system. The Employer hereby directs Fidelity to act upon such instructions without questioning the authenticity of such direction.

The number of exchanges from a Participant’s existing account balance will be governed by the mutual fund prospectus or other governing document for that investment, unless indicated otherwise in Appendix A or E. Fidelity reserves the right to modify or withdraw the exchange privilege in the future. Except as otherwise provided in this Agreement, including any Appendices, a proper exchange request received by Fidelity prior to the closing of the New York Stock Exchange shall be effective on that day.

A Participant shall be required to provide personal identification information prior to being given access to his/her accounts. For security purposes, upon proper notice to Fidelity, the Employer may direct that a Participant using the telephone exchange system be required to respond to additional questions (e.g., date of birth, date of hire) before being able to access his/her accounts. Only authorized Plan contact(s) and the Participant shall have access to a Participant’s account. A third party may not have access to the Participant’s account or make exchanges of existing account balance and/or changes in the investment of future contributions. Upon proper documentation and notice to the Employer, an individual who becomes an active Beneficiary in accordance with the Basic Plan Document due to the death of the Participant shall have the right to access the deceased Participant’s account for purposes of directing investments. Fidelity reserves the right to establish a separate account for the Beneficiary based upon his/her entitlement to the deceased Participant’s account.

A Participant may not change his/her address through a telephone or internet exchange system. All such changes must be submitted to the Employer. The Employer shall then send such changes to Fidelity in the required format.

5.                                      Employer Investment Direction: If Employer investment direction is chosen by the Employer, then all Participant accounts must be invested in Permissible Investments as provided in, and subject to the provisions of, Appendix A to this Agreement. A Participant will not be allowed to make any telephone exchanges of his/her account balance. The Employer may replace any existing Fidelity Fund(s) for another by providing Fidelity with proper written direction at least thirty days prior to the effective date of the change. Fidelity will charge the Employer a reasonable additional fee to facilitate the replacement of the fund(s).

6.                                      Contributions: The Employer will be responsible for determining Employee eligibility and for computing Employee and/or Employer contributions for eligible Participants. The Employer shall provide contribution related information and make contributions to the Plan in the manner provided in Appendix C. If the Employer desires to use a Participant’s interest in the Plan to pay that Participant’s employment taxes due on vested

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accruals under the Plan, the Employer shall accomplish such payments by reducing contributions to the Trust and shall be solely responsible for all tax reporting consequences of that reduction.

7.                                      Distributions: Unless Fidelity has approved the Plan for a different service as described in Appendix D, Fidelity shall disburse monies to the Employer for Participant benefit payments in the amounts the Employer directs. Distributions to Participants or Beneficiaries shall be requested by the Employer in the method described within, and subject to the constraints of, Appendix D.

8.                                      Fees: As consideration for its services under this Agreement, Fidelity shall be entitled to the fees computed in accordance with Articles I and II and any Appendices or amendments to this Agreement. A reasonable additional fee will be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or payroll vendor. Additional services and special reports or statements may be provided if Fidelity and Employer enter into a separate written agreement identifying such services and the associated fees. Fidelity shall be entitled to reasonable compensation for its costs and expenses incurred in the event of termination of this Agreement. However, Fidelity reserves the right to charge a termination fee equal to a full year of fees identified under Articles I and II in the event the Employer terminates its relationship with Fidelity within one year after the Implementation Date.

The implementation service fee in Article I will be billed during the implementation process. The administrative and trustee fees in Article II will become effective as of the later of the Plan’s Effective Date in Section 1.01(d) of the Adoption Agreement or the Implementation Date. These fees shall be billed in arrears to the Employer quarterly.

If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity’s quarterly invoice, or the fees are to be paid by the Participants, then the fees shall be paid from the Trust fund. Unless allocable to the accounts of particular Participants, such fees shall be charged against the respective accounts of all Participants on a per capita basis.

9.                                      Duration and Amendment: This Agreement shall remain in effect for the remainder of the current calendar year and shall thereafter be automatically extended for successive one-year terms. Either party, however, by sixty days prior written notice to the other, may terminate this Agreement unless the receiving party agrees to a shorter notice period. This Agreement may be amended or modified at any time and from time to time by an instrument executed by the parties. Notwithstanding the foregoing, Fidelity reserves the right to (1) terminate this Agreement if the Employer terminates any other agreement the Employer has with Fidelity to provide recordkeeping services to a retirement plan and (2) amend unilaterally to update services and procedures or to revise the fee schedule upon sixty days prior written notice to the Employer.

10.                               Beneficiary Designation Forms: The Employer or Plan Administrator will be responsible for physical custody of all Participant beneficiary designation forms.

7

11.                               Service Providers: Fidelity Management Trust Company is the Trustee of the Employer’s Plan under CPR Executive. Fidelity may use its affiliates in providing the services described in this Agreement.

12.                               Construction and Interpretation: This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by Section 514 of ERISA. Unless defined herein or a different meaning is clearly required by the context, capitalized terms shall have the meanings set forth in the Trust.

13.                               Reliance and Indemnification: Fidelity may rely upon and act upon any writing or any other medium acceptable to Fidelity, including but not limited to electronic medium, from any person authorized by the Employer to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written or electronic order from the Employer or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. Fidelity need not inquire as to the basis in fact of any statement in writing received from the Employer. Fidelity shall be entitled to reasonably rely upon the information provided by the Employer in performance of its duties hereunder. Unless resulting from Fidelity’s negligence or willful misconduct, the Employer shall indemnify and save harmless Fidelity from any and all liabilities and expenses, including without limitation, reasonable attorney’s fees incurred or required to be paid by Fidelity in connection with the Plan.

Notwithstanding anything in this Agreement to the contrary and subject to the provisions of the attached Appendices to this Agreement, (i) any direction, notice or other communication provided to the Employer or Fidelity by another party required to be in writing by the Plan or this Service Agreement, (ii) any service provided under this Agreement requiring or utilizing written information, or (iii) any written communication or disclosure to Participants required by the Plan or this Service Agreement may be provided through any medium that is permitted under applicable law or regulation and, to the extent so allowed, will no longer require any writing to which reference is made in this Agreement.

8

Specimen Signatures

At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding the CORPORATEplan for Retirement Executive Plan Account. Only the following person(s) designed below is/are authorized to advise Fidelity on all plan administrative matters:

NAME & TITLE	SPECIMEN SIGNATURE

Alan J. Dean	/s/ Alan J. Dean

Executive V.P. Finance & CFO

Deborah Woods	/s/ Deborah Woods

Vice President—Human Resources

Theresa Trice	/s/ Theresa Trice

Director—Benefits

PROCEDURE FOR CHANGING SPECIMEN SIGNATURES:

The specimen signatures can be changed by the Employer at any time. To add to a new authorized signer, the Employer must send a letter of instruction signed by an authorized individual to the Account Manager, with an original specimen signature of the new authorized signer. To delete or replace a signer, the Employer should identify the name(s) of the individual(s) who are no longer authorized signer(s). The Employer must provide any change at least ten business days prior to the date the change will become effective.

9

Execution Page (Client’s Copy)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original Effective Date	Revision Date(s)
Articles I (Basic Services and Fees)	02/27/2005
Article II (Terms and Conditions)	02/27/2005
Appendix A (Plan Investment Options)	02/27/2005
Appendix B (Enrollment and Education Services)	02/27/2005
Appendix C (Contribution Processing)	02/27/2005
Appendix D (Distribution Processing)	02/27/2005
Appendix E (Miscellaneous)	02/27/2005

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:	Employer:

/s/ Deborah Woods	(Signature)

(Signature)

Deborah Woods	(Print Name)

(Print Name)

Vice President—Human Resources	(Title)

(Title)

2-17-05	(Date)

(Date)

Note:                   Only one authorized signature is required to execute this Agreement unless the Employer’s corporate policy mandates multiple authorized signatures.

Fidelity Management Trust Company:

/s/ Glen J. Kindness

(Signature)

Glen J. Kindness

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(Print Name)

Authorized Signatory

(Title)

February 23, 2005

(Date)

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APPENDIX A – INVESTMENT SCHEDULE AND SERVICES

Participant Accounts under the Trust shall be invested among the Permissible Investment options listed below pursuant to Participant and/or Employer directions and pursuant to the conditions and limitations contained in this Appendix A. Unless specifically indicated otherwise within this Appendix A, Appendix E, or an amendment to this Agreement, purchases, sales and exchanges of each Permissible Investment option are controlled by that Permissible Investment’s prospectus or other governing document(s).

1.                                      Fidelity Funds (Core Options):

Fund #	Fidelity Fund Name

0630	Fidelity Retirement Money Market Portfolio
0314	Fidelity Asset Manager®
0021	Fidelity Magellan® Fund
0022	Fidelity Contrafund®
0094	Fidelity Overseas Fund
0027	Fidelity Growth & Income Portfolio
0650	Spartan® U.S. Equity Index Fund
0026	Fidelity Investment Grade Bond Fund
0038	Fidelity Capital & Income Fund
0093	Fidelity OTC Portfolio
0370	Fidelity Freedom 2000 Fund®
1312	Fidelity Freedom 2005 Fund
0371	Fidelity Freedom 2010 Fund®
1313	Fidelity Freedom 2015 Fund
0372	Fidelity Freedom 2020 Fund®
1314	Fidelity Freedom 2025 Fund
0373	Fidelity Freedom 2030 Fund®
1315	Fidelity Freedom 2035 Fund
0718	Fidelity Freedom 2040 Fund®
0369	Fidelity Freedom Income Fund®

The Employer agrees that any Fidelity Freedom funds listed above (all those starting with “Fidelity Freedom”) are being selected as a group of all the Fidelity Freedom funds currently available for the Plan. The Employer understands that a choice can be made at any time to remove all Fidelity Freedom funds as Permissible Investments for the Plan. The Employer agrees that any change to the Permissible Investments for the Plan to remove Fidelity Freedom funds will be effective as soon as administratively feasible for Fidelity (after the Employer and Fidelity have amended this agreement to reflect such change) and that the Employer will communicate to participants the date and consequences of such change. The Employer hereby directs Fidelity to add or remove as Permissible Investments for the Plan any Fidelity Freedom fund being added to or removed from the group of all Fidelity Freedom funds. Fidelity shall always give the Employer at least 90 days notice of the date that funds available through the Freedom

Fund group will change and the Employer has until 20 days before such date to direct Fidelity to remove all Fidelity Freedom funds as Permissible Investments for the Plan.

2.                                      Non-Fidelity Funds (Core Options):

The Employer has selected each (“Non-Fidelity Fund”) of the following as an investment made available to the Plan for investment of the assets of the Trust, subject to the terms and conditions given below:

Fund #	Non-Fidelity Fund Name

OF78	Templeton Foreign Fund - Class A
OFQR	Baron Asset Fund

ONBP	MS Insititutional Fund, Inc. - Value Equity Portfolio Class B

Fidelity shall provide recordkeeping services for Non-Fidelity Funds subject to and in accordance with the terms and conditions of this Section:

1.               For purposes of this Agreement, ‘Non-Fidelity Fund’ shall mean an investment company registered under the Investment Company Act of 1940, as amended, other than one advised by Fidelity Management & Research Company, and specified in an agreement between Fidelity and the transfer agent for such investment company (‘Fund Vendor’).

2.               The basis-point-per-annum fee charged by Fidelity shall be computed and billed or charged in arrears quarterly based on the market value of Non-Fidelity Funds held in Participant Accounts on the last business day of the quarter. In addition to the fees specified above, Fidelity shall be entitled to fees from the Fund Vendor as set forth in a separate agency agreement with the Fund Vendor. Fidelity will make available appropriate information concerning the current provisions of such agreements electronically (currently through Plan Sponsor WebStation) for the Employer’s review.

3.               The Fund Vendor shall prepare and provide descriptive information on the funds for use by Fidelity in its written participant communication materials. Fidelity shall utilize historical performance data obtained from third-party vendors in communications with plan participants. The Employer hereby consents to Fidelity’s use of such materials and acknowledges that Fidelity is not responsible for the accuracy of such third-party information.

The Basis-point-per-annum fee has been waived on amounts invested in Non-Fidelity Funds.

3.                                      Annual Fee for Excess Core Permissible Investment Options

The fees stated in this Service Agreement take into consideration the Core Permissible Investment options selected by the Employer in this Service Agreement and include up to

20 Permissible Investment options with no additional annual fee. The annual fee for each Core Permissible Investment option in excess of 20 is $500.00 per option and such fee is in addition to any fees specified elsewhere in this Service Agreement, including any Appendices and amendments hereto. The annual fee for excess Core Permissible Investment options shall be billed or charged quarterly in arrears and paid by the Employer. The Fidelity Freedom funds collectively shall each count as one Core Permissible Investment option. Any change to the Permissible Investment options selected by the Employer after the effective date of this Service Agreement shall require an amendment to this Service Agreement and may result in amended or additional fees.

APPENDIX B – ENROLLMENT AND EDUCATION SERVICES

Fidelity shall provide Enrollment and Education Services as provided in Article I and as outlined in this Appendix B.

1.                                      Enrollment and Educational Services

a.                                       Unless the Employer specifically directs Fidelity otherwise in writing, Plan Participants will be provided educational and informational materials about integrated Fidelity investment opportunities through the Fidelity Employee Investment Services program.

b.                                      Fidelity may from time to time produce communication materials and forms that the Employer may use regarding the Plan. The Employer acknowledges that it is solely responsible for any such communication materials and/or forms, or modification thereof, ultimately distributed or otherwise used in connection with the Plan.

c.                                       Participants will receive account statements in the following manner:

Fidelity will mail Participant statements directly to Participants’ homes except for individual Participants who have indicated through Automated Channels (Fidelity Automated Retirement Benefits Line, NetBenefitsSM World Wide Web Internet service, or any other service subsequently employed by Fidelity to facilitate electronic plan administration) that they desire to receive statements only through Automated channels.

APPENDIX C – CONTRIBUTION PROCESSING

Fidelity shall provide contribution processing services as provided in Article I and as outlined in this Appendix C. Contributions are subject to the terms and conditions contained herein.

1.                                      The Employer shall be responsible for calculating and effecting Participant and Employer contributions to the Plan and transmitting such contributions and associated contribution data to Fidelity within legal time limits.

2.                                      The Employer must consolidate all contribution data for multiple payroll cycles and/or multiple sites into one transmission. Contribution data shall be received by Fidelity via Plan Sponsor Webstation (“PSW”), or other medium permitted by Fidelity, in the manner specified. The Employer’s computer system must meet certain minimum specifications to enable this service.

3.                                      Following the receipt of contribution data in good order (as determined by Fidelity), Fidelity shall, through Automated Clearing House (“ACH”), request an electronic funds transfer from the account the Employer has specified in the Service Setup Form. Contributions received in good order will be credited to Participants’ accounts on the business day they are received, if received prior to the close of the New York Stock Exchange’s business day.

4.                                      Notwithstanding section 3 contained herein, Fidelity may allow the Employer to wire transfer contributions according to instructions provided by Fidelity conditioned that the contribution data is reviewed by a Fidelity representative prior to the initiation of the transfer. Fidelity reserves the right to require Employers to wire transfer all contributions if an ACH transfer is rejected. Unsolicited or improperly formatted transfers may not be invested until properly identified and reconciled.

5.                                      In the event that Fidelity, or any of its affiliates, provides tools or services to assist the Employer with the calculation of the Matching Employer and/or Employer Contributions, Fidelity does not represent, warrant, guarantee or certify that such calculations are accurate. The Employer agrees that Fidelity has no responsibility for any such calculations.

APPENDIX D – DISTRIBUTION PROCESSING

1.                                      Distributions for benefit payments will be processed once a month based upon a mutually acceptable date determined immediately after the implementation period by Fidelity and the Plan Administrator. Distributions will only be processed if there is complete, accurate and properly authorized data received by Fidelity in the required media. All distribution requests received after the monthly cutoff date will be processed the following month. The monthly withdrawal date may be changed once each Plan Year based upon the written consent of Fidelity and the Employer. Fidelity shall not be responsible for: (i) making benefit payments to Participants under the Plan, (ii) any Federal, State or local income tax reporting or withholding with respect to such Plan benefits, and (iii) FICA (Social Security and Medicare) or any Federal or State unemployment tax with respect to Plan distributions.

2.                                      Class Year Accounting (CYA). The Employer has elected CYA in its CPR Executive Plan and Fidelity hereby agrees to track specific contribution years in which contributions paid to the Trust will be distributed to the Participants. The Employer agrees that this will be tracked electronically and that the Participants will make their elections for distributions through the NetBenefitsSM website or any other application subsequently utilized by Fidelity for that purpose (“NetBenefitsSM”). The Employer understands that Fidelity will only track as part of the contributions constituting one class year those contributions actually received into the Trust by Fidelity during the calendar year. A Participant may not elect to defer a subsequent calendar year’s deferrals for a period of less than 12 months from the first day of the calendar year in which such deferrals would otherwise have been paid to the Participant. Notwithstanding the Employer having elected this CYA provision, all distributions for benefit payments will be paid in accordance with the distribution provisions provided in Section 1 of this Appendix D, except that distributions will be paid on the date established within Fidelity’s electronic tracking system.

APPENDIX E - MISCELLANEOUS

The following provision(s) of this Appendix E shall supersede the referenced provision(s) of this Agreement, subject to the terms and conditions contained herein:

Title: Construction and Interpretation
Description: Article II, Section 12, replace “Commonwealth of Massachussets” with “Illinois”.

Exception Fee: Fee Waived

Title: Indemnification
Description: Article II, Section 13: The following provisions apply notwithstanding anything contained in Section 13 of this Service Agreement:
1.             The last sentence of paragraph 1 of Section 13 shall read as follows: Unless resulting from Fidelity’s negligence or willful misconduct, the Employer shall indemnify and save harmless Fidelity from any and all liabilities and expenses, including without limitation reasonable attorney’s fees, incurred or required to be paid by Fidelity in connection with any of the Plans, to the extent that such liabilities and expenses result from the acts or omissions of the Employer, the Plan Administrator or any of their employees or agents.

2.             The following paragraph shall be added at the end of Section l3: Unless resulting from the Employer’s negligence or willful misconduct, Fidelity shall indemnify and save harmless the Employer from any and all liabilities and expenses, including without limitation, reasonable attorney’s fees, incurred or required to be paid by the Employer in connection with any of the Plans, to the extent that such liabilities and expenses result from the acts or omissions of Fidelity or any of its employees or agents.

Exception Fee: Fee Waived

Title: Outside Trustee
Description: Fidelity Management Trust Company (FMTC) will not act as a Trustee for the rabbi trust (the “Trust”) associated with the Chicago Board of Options Exchange Executive Retirement Plan, Supplemental Retirement Plan or Deferred Compensation Plan for Officers (the “Plans”). FMTC and its affiliates (Fidelity) will provide certain administrative and recordkeeping services, as outlined in this Service Agreement. Fidelity will take direction from the Trustees of the Chicago Board of Options Exchange’s Executive Retirement Plan, Supplemental Retirement Plan or Deferred Compensation Plan for Officers, which direction may include direction to set up accounts, accept contributions, provide investment options, and distribute the assets. Fidelity will have no responsibility to determine if the distribution instructions (or any other instructions) provided by the Trustee are permissible under the terms of the Plan(s) or any applicable law. Fidelity will utilize the Fidelity Participant Recordkeeping System (FPRS) to maintain individual, hypothetical participant accounts and will take direction from the participants regarding the investment of the accounts among the investment options permitted by the Trustee(s).

The Trustees shall designate authorized signers.

Employer hereby agrees that, although Fidelity will not serve as a Trustee for the Trust, Fidelity shall nevertheless hold all of the assets of the Trust in mutual fund investments selected solely by the Trustee.

Exception Fee: Fee Waived

Title: Distributions
Description: The client will provide an amendment that allows distribution at the earlier of termination of service or a class year accounted date.

Exception Fee: Fee Waived

Title: Changing Distributions
Description: The client will provide an amendment allowing Participants to change the timing and form of distribution.

Exception Fee: Fee Waived

Title: Deferral Contributions
Description: The client will provide an amendment modifying the percentage of bonus deferral contributions.

Exception Fee: Fee Waived

CHICAGO BOARD OPTIONS EXCHANGE
DEFERRED COMPENSATION PLAN FOR OFFICERS

SECOND AMENDMENT TO THE ADOPTION AGREEMENT
AND BASIC PLAN DOCUMENT

This Amendment, which is effective February 16, 2005, is an integral part of theFidelity Corporate Plan for Retirement Executive Plan as adopted by the Chicago Board Options Exchange (“Employer”) in maintaining the Chicago Board Options Exchange Deferred Compensation Plan for Officers (“Plan”). The provisions set forth in this attachment shall be applicable with respect to the Plan as adopted by the Employer notwithstanding any other provision contained in the Basic Plan Document or the Adoption Agreement to the contrary. The execution of the Adoption Agreement by the Employer is only valid with the inclusion of the provisions set forth below.

ADOPTION AGREEMENT

Section 1.05 - Deferral Contributions - A Participant may elect to make deferral contributions, pursuant to § 1.05(a) of the Adoption Agreement, in a percentage not to exceed 20% of Compensation, exclusive of any bonus; provided that the deferral contribution for the period commencing on February 16, 2005 and ending on December 31, 2005 shall not exceed 20% of Compensation for calendar year 2005 exclusive of any bonus.

A Participant may elect to make bonus contributions, pursuant to § 1.05(a) of the Adoption Agreement, in a percentage not to exceed 20% of such bonus; provided, however, that for the period commencing on February 16, 2005 and ending on December 31, 2005, such percentage shall not exceed 20% of the bonus for calendar year 2005.

Deferral contributions shall be in whole or decimal percentages as designated by a Participant in his or her election form.

Deferrals of Compensation shall be made pursuant to election forms filed with the Employer in writing, or by other means prescribed by the Employer, no later than the close of the calendar year preceding the calendar year in which the services related to such Compensation are performed. Notwithstanding the preceding sentence, however:

1.             In the first calendar year in which an Employee becomes eligible to participate in the Plan, an election to defer Compensation may be made with respect to services to be performed subsequent to the delivery of an election form within 30 days after the date the Employee becomes eligible to participate in the Plan.

2.             An election to defer a performance-based bonus, as defined in Internal Revenue Code Section 409A and guidance issued thereunder, may be made no later than six months before the end of the 12 month performance period during which the services related to the bonus are performed.

An election form may apply to a Participant’s total Compensation attributable to both base compensation and bonus, or only to the portion of his or her Compensation attributable to either base compensation or bonus. An election form applicable only to the portion of Compensation attributable to bonus shall be effective only with respect to the specific bonus described therein. An election form delivered by a Participant shall continue in effect for succeeding calendar years until modified or revoked by a Participant with a subsequent election form filed with the Employer in writing no later than the last day of the calendar year immediately preceding the first day of the calendar year for which such modification or revocation is effective.

IN WITNESS WHEREOF, the Employer has caused this Second Amendment to be executed on its behalf by its officer duly authorized on this 3rd day of January, 2006.

CHICAGO BOARD OPTIONS EXCHANGE, INC.

By:	/s/ Alan J. Dean
Alan J.	Dean

Title:	Executive V.P. Finance & CFO

2

CHICAGO BOARD OPTIONS EXCHANGE
DEFERRED COMPENSATION PLAN FOR OFFICERS

AMENDMENT TO THE ADOPTION AGREEMENT
AND BASIC PLAN DOCUMENT

This Amendment, which is effective February 16, 2005, is an integral part of the Fidelity Corporate Plan for Retirement Executive Plan as adopted by the Chicago Board Options Exchange (“Employer”) in establishing the Chicago Board Options Exchange Deferred Compensation Plan for Officers (“Plan”). The provisions set forth in this attachment shall be applicable with respect to the Plan as adopted by the Employer notwithstanding any other provision contained in the Basic Plan Document or the Adoption Agreement to the contrary. The execution of the Adoption Agreement by the Employer is only valid with the inclusion of the provisions set forth below.

ADOPTION AGREEMENT

1.             Section 1.03(b)(4) - Coverage - The Entry Date(s) shall be the first day of each month following commencement of service as an officer.

2.             Section 1.05 - Deferral Contributions - A Participant may elect to make deferral contributions, pursuant to § 1.05(a) of the Adoption Agreement, in a percentage not to exceed 20% of Compensation, exclusive of any bonus; provided that the deferral contribution for the period commencing on February 16, 2005 and ending on December 31, 2005 shall not exceed 20% of Compensation for calendar year 2005 exclusive of any bonus.

A Participant may elect to make bonus contributions, pursuant to §1.05(a) of the Adoption Agreement, in a percentage not to exceed 20% of such bonus; provided, however, that for the period commencing on February 16, 2005 and ending on December 31, 2005, such percentage shall not exceed 20% of the bonus for calendar year 2005.

Deferral contributions shall be in whole or decimal percentages as designated by a Participant in his or her election form.

Deferrals of Compensation shall be made pursuant to election forms filed with the Employer in writing, or by other means prescribed by the Employer, no later than the close of the calendar year preceding the calendar year in which the services related to such Compensation are performed. Notwithstanding the preceding sentence, however:

1.             In the first calendar year in which an Employee becomes eligible to participate in the Plan, an election to defer Compensation may be made with respect to services to be performed subsequent to the delivery of an election form within 30 days after the date the Employee becomes eligible to participate in the Plan.

2.             An election to defer a performance-based bonus, as defined in Internal Revenue Code Section 409A and guidance issued thereunder, may be made no later than six months before the end of the 12 month performance period during which the services related to the bonus are performed.

An election form may apply to a Participant’s total Compensation attributable to both base compensation and bonus, or only to the portion of his or her Compensation attributable to either base compensation or bonus. An election form applicable only to the portion of Compensation attributable to bonus shall be effective only with respect to the specific bonus described therein. An election form delivered by a Participant shall be irrevocable with respect to any amounts covered by the election set forth therein.

3.             Section 1.06 - Distribution Dates - Each election form delivered to the Employer with respect to a calendar year shall specify the date on which the applicable deferred amount and earnings thereon shall be distributed. Such date shall be the first to occur of (1) the date of the Participant’s termination of employment with the Employer; and (2) a date selected by the Participant, provided that a selected date must be at least one year after the date the deferred amount would have been paid to the Participant in cash in the absence of the election to make the deferral. Any distribution described in clause (1) shall be made as soon as practicable following the date of termination with the Employer; provided, however, that in no event will distribution begin earlier than the first day of the seventh calendar month following termination if the Participant was a Key Employee.

Notwithstanding the preceding paragraph, if elected by the Participant on his or her initial election form, distribution of a Participant’s entire interest in the Plan shall be made as soon as practicable after the date of consummation of a Change of Control in accordance with Plan Section 7.08; provided, however, that a Change of Control shall not include:

(a)           any change in form of organization of the Employer from a non-stock entity to a stock corporation, or

(b)           any public offering of the Employer’s shares of stock after it becomes a stock corporation.

If the Participant fails to make an election, a change of control distribution will not be made to the Participant.

4.             Section 1.10 - Distributions - A distribution to a Participant pursuant to the Plan shall be made to him or her in a single lump sum, unless the Participant, in the initial election form filed with the Employer with respect to the amount being distributed, indicated an election to be paid in annual installments over a period of 10 or fewer years as designated by the Participant. If payments are made in installments, the unpaid portion of the Participant’s interest in the Plan from time to time shall continue to be adjusted to reflect earnings, gains and losses thereon.

If a Participant’s employment with the Employer terminates due to death, his or her entire interest in the Plan shall be paid in a single lump sum as soon as practicable after death to his or her beneficiary most recently designated by him or her prior to the date of death. Each Participant from time to time, pursuant to a beneficiary designation form furnished by the Employer, may designate any legal or natural person or persons (who may be designated

2

APPENDIX A – INVESTMENT SCHEDULE AND SERVICES

Participant Accounts under the Trust shall be invested among the Permissible Investment options listed below pursuant to Participant and/or Employer directions and pursuant to the conditions and limitations contained in this Appendix A. Unless specifically indicated otherwise within this Appendix A, Appendix E, or an amendment to this Agreement, purchases, sales and exchanges of each Permissible Investment option are controlled by that Permissible Investment’s prospectus or other governing document(s).

1.                                      Fidelity Funds (Core Options):

Fund #	Fidelity Fund Name

0630	FMMT - Retirement Money Market Fund
0314	Fidelity Asset Manager®
0021	Fidelity Magellan® Fund
0022	Fidelity Contrafund®
0094	Fidelity Overseas Fund
0027	Fidelity Growth & Income Portfolio
0650	Spartan® U.S. Equity Index Fund
0026	Fidelity Investment Grade Bond Fund
0038	Fidelity Capital & Income Fund
0093	Fidelity OTC Portfolio
0370	Fidelity Freedom 2000 Fund®
1312	Fidelity Freedom 2005 Fund
0371	Fidelity Freedom 2010 Fund®
1313	Fidelity Freedom 2015 Fund
0372	Fidelity Freedom 2020 Fund®
1314	Fidelity Freedom 2025 Fund
0373	Fidelity Freedom 2030 Fund®
1315	Fidelity Freedom 2035 Fund
0718	Fidelity Freedom 2040 Fund®
0369	Fidelity Freedom Income Fund®

The Employer agrees that any Fidelity Freedom funds listed above (all those starting with “Fidelity Freedom”) are being selected as a group of all the Fidelity Freedom funds currently available for the Plan. The Employer understands that a choice can be made at any time to remove all Fidelity Freedom funds as Permissible Investments for the Plan. The Employer agrees that any change to the Permissible Investments for the Plan to remove Fidelity Freedom funds will be effective as soon as administratively feasible for Fidelity (after the Employer and Fidelity have amended this agreement to reflect such change) and that the Employer will communicate to participants the date and consequences of such change. The Employer hereby directs Fidelity to add or remove as Permissible Investments for the Plan any Fidelity Freedom fund being added to or removed from the group of all Fidelity Freedom funds. Fidelity shall always give the Employer at least 90 days notice of the date that funds available through the Freedom

Fund group will change and the Employer has until 20 days before such date to direct Fidelity to remove all Fidelity Freedom funds as Permissible Investments for the Plan.

2.                                      Non-Fidelity Funds (Core Options):

The Employer has selected each (“Non-Fidelity Fund”) of the following as an investment made available to the Plan for investment of the assets of the Trust, subject to the terms and conditions given below:

Fund #	Non-Fidelity Fund Name

OF78	Templeton Foreign Fund - Class A
OFQR	Baron Asset Fund
OMYJ	Wells Fargo Advantage Small Cap Value Fund – Class Z

ONBP	MS Insititutional Fund, Inc. - Value Equity Portfolio Class B

Fidelity shall provide recordkeeping services for Non-Fidelity Funds subject to and in accordance with the terms and conditions of this Section:

1.               For purposes of this Agreement, ‘Non-Fidelity Fund’ shall mean an investment company registered under the Investment Company Act of 1940, as amended, other than one advised by Fidelity Management & Research Company, and specified in an agreement between Fidelity and the transfer agent for such investment company (‘Fund Vendor’).

2.               The basis-point-per-annum fee charged by Fidelity shall be computed and billed or charged in arrears quarterly based on the market value of Non-Fidelity Funds held in Participant Accounts on the last business day of the quarter. In addition to the fees specified above, Fidelity shall be entitled to fees from the Fund Vendor as set forth in a separate agency agreement with the Fund Vendor. Fidelity will make available appropriate information concerning the current provisions of such agreements electronically (currently through Plan Sponsor WebStation) for the Employer’s review.

3.               The Fund Vendor shall prepare and provide descriptive information on the funds for use by Fidelity in its written participant communication materials. Fidelity shall utilize historical performance data obtained from third-party vendors in communications with plan participants. The Employer hereby consents to Fidelity’s use of such materials and acknowledges that Fidelity is not responsible for the accuracy of such third-party information.

The Basis-point-per-annum fee has been waived on amounts invested in Non-Fidelity Funds.

3.                                      Annual Fee for Excess Core Permissible Investment Options

The fees stated in this Service Agreement take into consideration the Core Permissible Investment options selected by the Employer in this Service Agreement and include up to 20 Permissible Investment options with no additional annual fee. The annual fee for each Core Permissible Investment option in excess of 20 is $500.00 per option and such fee is in addition to any fees specified elsewhere in this Service Agreement, including any Appendices and amendments hereto. The annual fee for excess Core Permissible Investment options shall be billed or charged quarterly in arrears and paid by the Employer. The Fidelity Freedom funds collectively shall each count as one Core Permissible Investment option. Any change to the Permissible Investment options selected by the Employer after the effective date of this Service Agreement shall require an amendment to this Service Agreement and may result in amended or additional fees.

Execution Page (Employer’s Copy)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original Effective Date	Revision Date(s)
Articles I (Basic Services and Fees)	02/27/2005
Article II (Terms and Conditions)	02/27/2005
Appendix A (Plan Investment Options)		06/01/2005
Appendix B (Enrollment and Education Services)
Appendix C (Contribution Processing)
Appendix D (Distribution Processing)
Appendix E (Miscellaneous)

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:	Employer:

/s/ Deborah Woods
(Signature)
(Signature)

Deborah Woods
(Print Name)
(Print Name)

Vice President—Human Resources
(Title)
(Title)

2-17-05
(Date)
(Date)

Note:	Only one authorized signature is required to execute this Agreement unless the Employer’s corporate policy mandates multiple authorized signatures.

Fidelity Management Trust Company:

/s/ Glen J. Kindness

(Signature)

Glen J. Kindness

(Print Name)

Authorized Signatory

(Title)

February 29, 2005

(Date)